Exhibit 10.2

CONFORMED COPY

AMENDMENT No. 4 dated as of September 30, 2002 (this “Amendment”), to the Credit Agreement dated as of September 30, 1997, as Amended and Restated as of May 31, 2000 (as so amended and restated and as further amended by Amendment No. 1 thereto dated September 30, 2000, Amendment No. 2 thereto dated July 10, 2001, and Amendment No. 3 thereto dated April 2, 2002, the “Credit Agreement”), among PLIANT CORPORATION (formerly known as Huntsman Packaging Corporation), a Utah corporation (the “Borrower”), ASPEN INDUSTRIAL, S.A. DE C.V., a Mexico corporation (the “Mexico Borrower”, and together with the Borrower, the “Borrowers”), the financial institutions listed on Schedule 2.01 to the Credit Agreement (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Administrative Agent and Collateral Agent, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Syndication Agent, and THE BANK OF NOVA SCOTIA, as Documentation Agent.

A. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

SECTION 1. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting in their entirety the definitions of the following terms:

(i)	“Additional Lender”;

(ii)	“Incremental Facility Termination Date”;

(iii)	“Incremental Tranche B Commitments”;

(iv)	“Incremental Tranche B Commitment Termination Date”;

(v)	“Incremental Tranche B Rate”;

(vi)	“Incremental Tranche B Term Loans”.

(b)  The definition of “Applicable Rate” is hereby amended by replacing in its entirety the table set forth in the definition as follows:

Leverage Ratio	ABR Spread	Eurodollar Spread	Commitment Fee Rate
Category 1 Greater than or equal to 5.50 to 1.00	2.50%	3.50%	0.750%
Category 2 Less than 5.50 to 1 but greater than or equal to 5.00 to 1.00	2.50%	3.50%	0.625%
Category 3 Less than 5.00 to 1.00 but greater than or equal to 4.25 to 1.00	2.00%	3.00%	0.500%
Category 4 Less than 4.25 to 1.00	1.75%	2.75%	0.500%

(c)    The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Acquisition” means any acquisition by the Borrower or a Restricted Subsidiary of the Borrower of all or substantially all the assets of, or all the shares of capital stock of or other equity interests in, a Person or a division, line of business or other business unit of a Person if (a) no Default has occurred and is continuing or would result therefrom, (b) all transactions related thereto are consummated in all material respects in accordance with applicable laws, (c) immediately after giving effect thereto, each Subsidiary formed for the purpose of or resulting from such acquisition shall be a Restricted Subsidiary and all the capital stock of each such Subsidiary shall be owned directly by the Borrower or a Restricted Subsidiary of the Borrower and all actions required to be taken with respect to such acquired or newly formed Subsidiary under Sections 5.12 and 5.13 have been taken, (d) the Borrower and its Restricted Subsidiaries are in compliance with the covenant contained in Section 6.13, (e) on a pro forma basis after giving effect to such acquisition, (1) the Borrower and its Restricted Subsidiaries are in compliance with the covenant contained in Section 6.15 and (2) the Leverage Ratio is less than 4.00 to 1.00, in each case recomputed as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms, and assuming that any Revolving Loans borrowed in connection with such acquisition are repaid with excess cash balances when available) had occurred on the first day of each relevant period for testing such compliance and (f) the Borrower has delivered to the Administrative Agent an officer’s certificate to the effect set forth in clauses (a), (b), (c), (d) and (e) above, together with all relevant financial information for the Person or assets to be acquired. Notwithstanding the foregoing, each of the Uniplast Acquisition, the Decora Acquisition and the Roll-O Sheets Acquisition is a Permitted Acquisition for purposes of this Agreement.

(d)    The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such definition:

For the avoidance of doubt, the receipt by the Borrower of shares of its capital stock in settlement of any claim made by the Borrower pursuant to the Uniplast Purchase Agreement as in effect on June 15, 2001, shall not be a Restricted Payment.

(e)    The definition of “Tranche B Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Tranche B Rate” means (a) if the Leverage Ratio is greater than or equal to 4.25 to 1.00 (i) 4.25% per annum, in the case of a Eurodollar Loan, and (ii) 3.25% per annum, in the case of an ABR Loan, or (b) if the Leverage Ratio is less than 4.25 to 1.00 (i) 4.00% per annum, in the case of a Eurodollar Loan, and (ii) 3.00% per annum, in the case of an ABR Loan.

(f)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order, to read as follows:

“Adjusted Leverage Ratio” means, on any date, the ratio of (a) Total Debt as of such date after giving effect to any Restricted Payments made on such date or anticipated to be made in connection with the calculation of the Adjusted Leverage Ratio on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended, all determined on a consolidated basis in accordance with GAAP.

“Roll-O Sheets Acquisition” means the acquisition by the Borrower of all or substantially all the assets of Roll-O Sheets Canada Limited on August 15, 2002, for a cash purchase price not to exceed CD$2,500,000.

SECTION 2. Amendment to Section 2.21. Section 2.21 of the Credit Agreement is hereby deleted in its entirety.

SECTION 3. Amendment to Section 5.11. Section 5.11 of the Credit Agreement is hereby amended by (i) deleting the words “(other than the Incremental Tranche B Term Loans)” after the text “proceeds of the Term Loans” in the first sentence of such section and (ii) deleting the sentence “The proceeds of the Incremental Tranche B Term Loans will be used solely for Permitted Acquisitions” after the text “pursuant to the Debt Tender Offer” in the second sentence of such section.

SECTION 4. Amendment to Section 6.05. Section 6.05(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)    investments in Joint Ventures and Unrestricted Subsidiaries (A) existing on November 6, 2002, and set forth in Schedule 6.05(i)(A) and (B) in an aggregate amount, on a cumulative basis subsequent to November 6, 2002, not exceeding the sum of (x) $1,500,000 and (y) if the Leverage Ratio as of the last day of the most recently ended fiscal quarter is less than 4.00 to 1.00, $3,500,000 (it being understood and agreed that no Default or Event of Default shall be deemed to have occurred solely due to an increase in the Leverage Ratio subsequent to the date of any investment made in reliance on this clause (y)), provided that (A) if an Unrestricted Subsidiary is declared to be a Restricted Subsidiary, compliance with the foregoing limitations shall thereafter be determined as though such Subsidiary had never been an Unrestricted Subsidiary, (B) for purposes of determining compliance with the foregoing limitations, any Guarantee by the Borrower or any Restricted Subsidiary of Indebtedness or other monetary obligations of a Joint Venture or Unrestricted Subsidiary shall be deemed to constitute an investment therein in an amount equal to the Indebtedness or other monetary obligations so Guaranteed and (C) commencing on November 6, 2002, prior to making any investment pursuant to clause (y) above, the Borrower shall have delivered to the Administrative Agent an officer’s certificate certifying as to the Leverage Ratio on such date.

SECTION 5. Amendment to Section 6.09. The table set forth in Section 6.09(a) of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

Year Ending December 31	Amount
2002	$5,000,000
2003	$5,000,000
2004 and each fiscal year thereafter	$5,000,000

provided that (x) commencing with fiscal year 2003, the Adjusted Leverage Ratio is less than 5.00 to 1:00; and (y) commencing with fiscal year 2004, if the Adjusted Leverage Ratio is (A) less than 4.50 to 1.00, the Borrower may make Restricted Payments pursuant to this clause (iv) in an amount not to exceed $10,000,000 in any fiscal year and (B) less than 4.00 to 1.00 the Borrower may make Restricted Payments pursuant to this clause (iv) in an amount not to exceed $18,000,000 in any fiscal year (it being understood and agreed that no Default or Event of Default shall be deemed to have occurred solely due to an increase in the Adjusted Leverage Ratio subsequent to the date of any Restricted Payment made in reliance on this clause (y)), provided, further that commencing on November 6, 2002, prior to making any Restricted Payments pursuant to this clause (iv), the Borrower shall have delivered to the Administrative Agent an officer’s certificate certifying as to the Adjusted Leverage Ratio on the relevant date.

SECTION 6. Amendment to Section 6.13. Section 6.13(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) The Borrower will not make, and will not permit its Restricted Subsidiaries to make, Capital Expenditures other than Capital Expenditures made by the Borrower and its Restricted Subsidiaries in any fiscal year of the Borrower in an aggregate amount not exceeding (i) $30,000,000 in fiscal years 2003 and 2004 and (ii) $40,000,000 in each fiscal year thereafter (the “Permitted Amount”) plus, for each fiscal year commencing with fiscal year 2005, an amount equal to 50% of the excess, if any, of the Permitted Amount for the immediately preceding fiscal year over the aggregate amount of Capital Expenditures made in the immediately preceding fiscal year. The foregoing limitations shall not apply to (x) expenditures with proceeds resulting from sales of assets or capital stock or equity issuances or from casualty or condemnation events, in each case to the extent such expenditures are permitted under this Agreement and (y) Permitted Acquisitions.

SECTION 7. Amendment to Section 6.14. The table set forth in Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio
July 1, 2002 through September 30, 2002	5.50 to 1.00
October 1, 2002 through December 31, 2002	6.10 to 1.00
January 1, 2003 through March 31, 2003	6.10 to 1.00
April 1, 2003 through June 30, 2003	6.00 to 1.00
July 1, 2003 through September 30, 2003	5.50 to 1.00
October 1, 2003 through December 31, 2003	5.50 to 1.00
January 1, 2004 through March 31, 2004	4.75 to 1.00
April 1, 2004 through June 30, 2004	4.75 to 1.00
July 1, 2004 through September 30, 2004	4.50 to 1.00
October 1, 2004 through December 31, 2004	4.50 to 1.00
January 1, 2005 and thereafter	4.00 to 1.00

SECTION 8. Amendment to Section 6.15. The table set forth in Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio
July 1, 2002 through September 30, 2002	1.75 to 1.00
October 1, 2002 through December 31, 2002	1.60 to 1.00
January 1, 2003 through March 31, 2003	1.60 to 1.00
April 1, 2003 through June 30, 2003	1.65 to 1.00
July 1, 2003 through September 30, 2003	1.70 to 1.00
October 1, 2003 through December 31, 2003	1.75 to 1.00
January 1, 2004 through March 31, 2004	1.75 to 1.00
April 1, 2004 through June 30, 2004	1.90 to 1.00
July 1, 2004 through September 30, 2004	1.90 to 1.00
October 1, 2004 through December 31, 2004	2.00 to 1.00
January 1, 2005 and thereafter	2.25 to 1.00

SECTION 9. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)    This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

(b)    After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c)    After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

SECTION 10. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on November 6, 2002, an amendment fee (the “Amendment Fee”) of 25 basis points on the aggregate amount of the Commitments and outstanding Loans of such Lender.

SECTION 11. Conditions to Effectiveness. This Amendment shall become effective as of September 30, 2002, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 9 hereof are true and correct (as set forth on an officer’s certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto, the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

SECTION 12. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

SECTION 13. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 14. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 15. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

SECTION 16. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

PLIANT CORPORATION, formerly known as Huntsman Packaging Corporation,

By:	/S/ BRIAN E. JOHNSON
Name: Brian E. Johnson Title: Executive V.P. and CFO

ASPEN INDUSTRIAL, S.A. DE C.V.,

By:	/S/ BRIAN E. JOHNSON
Name: Brian E. Johnson Title: Executive V.P. and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company, individually and as Administrative Agent,

By:	/S/ MARCO ORLANDO
Name: Marco Orlando Title: Director

JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, as Syndication Agent,

By:	/S/ PETER A. DEDOUSIS
Name: Peter A. Dedousis Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	JPMORGAN CHASE BANK

	By:	/s/ PETER A. DEDOUSIS
Name: Peter A. Dedousis
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	THE BANK OF NOVA SCOTIA

	By:	/S/ N. BELL
Name: N. Bell
Title: Senior Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/S/ M.A. ORLANDO
Name: Marco Orlando
Title: Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	CREDIT INDUSTRIEL ET COMMERCIAL

	By:	/S/ SEAN MOUNIER
Name: Sean Mounier
Title: First Vice President

	By:	/S/ BRIAN O’LEARY
Name: Brian O’Leary
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	WELLS FARGO BANK, N.A.

	By:	/S/ TYLER G. HARVEY
Name: Tyler G. Harvey
Title: V.P.

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	U.S. BANK NATIONAL ASSOCIATION

	By:	/S/ SCOTT J. BELL
Name: Scott J. Bell Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	THE BANK OF NEW YORK

	By:	/S/ MARK D. WRIGLEY
Name: Mark D. Wrigley Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	BANK ONE, NA

	By:	/S/ MARK F. NELSON
Name: Mark F. Nelson Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	WACHOVIA BANK, N.A.

	By:	/S/ MEG BEVERIDGE
Name: Meg Beveridge Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	NATIONAL CITY BANK

	By:	/S/ ANDREW J. PERNSTEINER
Name: Andrew J. Pernsteiner Title: Account Officer

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	OAK HILL SECURITIES FUND, L.P.

	By:	Oak Hill Securities GenPar, L.P. its General Partner

	By:	Oak Hill Securities MGP, Inc., its General Partner

	By:	/S/ SCOTT D. KRASE
Name: Scott D. Krase Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	THE MITSUBISHI TRUST AND BANKING CORPORATION

	By:	/S/ YASUSHI ISHIKAWA
Name:Yasushi Ishikawa Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	NATEXIS BANQUES POPULAIRES

	By:	/S/ FRANK H. MADDEN, JR.
Name: Frank H. Madden, Jr. Title: Vice President & Group Manager

	By:	/S/ CHRISTIAN GIORDANO
Name: Christian Giordano Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	ERSTE BANK

	By:	/S/ BRANDON A. MEYERSON
Name: Brandon A. Meyerson Title: Vice President Erste Bank New York Branch

	By:	/S/ JOHN S. RUNNION
Name: John S. Runnion Title: Managing Director Erste Bank New York Branch

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	MIZUHO CORPORATE BANK, LTD.

	By:	/S/ MASAHITO FUKUDA
Name: Masahito Fukuda Title: Senior Vice President & Group Head

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name Of Institution	ZIONS FIRST NATIONAL BANK

	By:	/S/ JIM C. STANCHFIELD
Name: Jim C. Stanchfield Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002
To Approve the Amendment:

Name of Institution	OAK HILL CREDIT PARTNERS I, LIMITED,

	By:	OAK HILL CLO MANAGEMENT I, LLC, as Investment Manager

	By:	/s/ SCOTT D. KRASE
Name: Scott D. Krase Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	FIRSTRUST BANK

	By:	/S/ BRYAN T. DENNEY
Name: Bryan T. Denney Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	WEBSTER BANK

	By:	/S/ JOHN GILSENAN
Name: John Gilsenan Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	IKB DEUTSCHE INDUSTRIEBANK AG Luxembourg Branch

	By:	/S/ STEPHEN JESSETT
Name: Stephen Jessett Title: Director

	By:	/S/
Name: Dr. Frank Schaum Title: Head of Structured Finance

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	AIMCO CDO SERIES 2000-A

	By:	/S/ CHRIS GOERGEn Name: Chris Goergen Title: Authorized Signatory

	By:	/S/ JERRY D. ZINKULa Name: Jerry D. Zinkula Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	AIMCO CLO SERIES 2001-A

	By:	/s/ CHRIS GOERGEN Chris Goergen
Title: Authorized Signatory

By:	/S/ JERRY D. ZINKULA
Name: Jerry D. Zinkula Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	ALLSTATE LIFE INSURANCE COMPANY

	By:	/S/ CHRIS GOERGEN Name: Chris Goergen Title: Authorized Signatory

	By:	/S/ JERRY D. ZINKULA Name: Jerry D. Zinkula Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	CENTURION CDO II, LTD.

	By:	American Express Asset Management Group Inc. as Collateral Manager

	By:	/S/ STEVEN B. STAVER Name: Steven B. Staver Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	CENTURION CDO VI, LTD.,

	By:	American Express Asset Management Group Inc. as Collateral Manager

	By:	/S/ STEVEN B. STAVER
Name: Steven B. Staver Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	KZH CYPRESSTREE-1 LLC

	By:	/S/ JOYCE FRASER-BRYANT
Name: Joyce Fraser-Bryant Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	KZH ING-2 LLC

	By:	/S/ JOYCE FRASER-BRYANT
Name: Joyce Fraser-Bryant Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	KZH STERLING LLC

	By:	/S/ JOYCE FRASER-BRYANT
Name: Joyce Fraser-Bryant Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SEQUILS-CENTURION V. LTD.

	By:	American Express Asset Management Group Inc. as Collateral Manager

	By:	/S/ STEVEN B. STAVER
Name: Steven B. Staver Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill I—Ingots, Ltd., as Term Lender

	By:	/S/ DIANE J. EXTER

Name: Diane J. Exter Title: Managing Director Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill II—Ingots, Ltd., as Term Lender

	By:	/S/ DIANE J. EXTER

Name: Diane J. Exter Title: Managing Director Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SANKATY ADVISORS, LLC, as Collateral Manager for Great Point CLO 1999-1 Ltd., as Term Lender

	By:	/S/ DIANE J. EXTER

Name: Diane J. Exter Title: Managing Director Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	HARBOUR TOWN FUNDING TRUST

	By:	/S/ ANN E. MORRIS

Name: Ann E. Morris Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	HARBOUR TOWN FUNDING LLC

	By:	/S/ ANN E. MORRIS

Name: Ann E. Morris Title: Asst. Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SANKATY ADVISORS, LLC, as Collateral Manager for Race Point CLO, Limited, as Term Lender Company Name

	By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director
Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SANKATY ADVISORS, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD, as Term Lender

	By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director
Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SANKATY HIGH YIELD PARTNERS III, L.P.

	By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director
Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	CARLYLE HIGH YIELD PARTNERS II, LTD.,

	By:	/s/ LINDA PACE
Name: Linda Pace
Title: Principal

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	CARLYLE HIGH YIELD PARTNERS IV, LTD.,

	By:	/s/ LINDA PACE
Name: Linda Pace
Title: Principal

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SIERRA CLO I,

	By:	/s/ JOHN M. CASPARIAN
Name: John M. Casparian
Title: Chief Operating Officer
Centre Pacific LLP (Manager)

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	WINGED FOOT FUNDING TRUST,

	By:	/s/ ANN E. MORRIS
Name: Ann E. Morris
Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	LCM I LIMITED PARTNERSHIP,

	By:	Lyon Capital Management LLC, as Attorney-in-Fact

	By:	/s/ FARBOUD TAVANGAR
Name: Farboud Tavangar
Title: Senior Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.,

	As:	Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager

	By:	/s/ MICHAEL ASHTON
Name: Michael Ashton
Title: Principal

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	CYPRESSTREE INVESTMENT PARTNERS I, LTD.

	By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

	By:	/s/ MICHAEL ASHTON
Name: Michael Ashton
Title: Principal

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	BRYN MAWR CLO, LTD.,

	By:	Deerfield Capital Management LLC, as its
Collateral Manager

	By:	/S/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	ROSEMONT CLO, LTD.,

	By:	Deerfield Capital Management LLC, as its
Collateral Manager

	By:	/S/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	MUIRFIELD TRADING LLC,

	By:	/S/ ANN E. MORRIS
Name: Ann E. Morris Title: Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	OLYMPIC FUNDING TRUST, SERIES 1999-1,

	By:	/S/ ANN E. MORRIS
Name: Ann E. Morris Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 4, 2002

To Approve the Amendment:

Name of Institution	SEQUILS-CUMBERLAND I, LTD.,

	By:	Deerfield Capital Management LLC as its Collateral
Manager

	By:	/S/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	FLAGSHIP CLO II,
By: Flagship Capital Management

	By:	/S/ MARK S. PELLETIER
Name: Mark S. Pelletier Title: Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	HELLER FINANCIAL, INC.

	By:	/S/ ROBERT M. KADLICK
Name: Robert M. Kadlick Title: Duly Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.,

	By:	HVB Credit Advisors LLC

	By:	/S/ THOMAS L. MOWAT
Name: Thomas L. Mowat Title: Director

	By:	/S/ ELIZABETH TALLMADGE
Name: Elizabeth Tallmadge Title: Managing Director Chief Investment Officer

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SMOKY RIVER CDO, L.P.,

	By:	RBC Leveraged Capital as Portfolio Advisor

	By:	/S/ MELISSA MARANO Name: Melissa Marano Title: Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	ARCHIMEDES FUNDING II, LTD.,

	By:	ING CAPITAL ADVISORS LLC, as Collateral Manager

	By:	/S/ GORDON COOK Name: Gordon Cook Title: Senior Vice President & Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	ING-ORYX CLO, LTD.

	By:	ING CAPITAL ADVISORS LLC, as Collateral Manager

	By:	/S/ GORDON COOK Name: Gordon Cook Title: Senior Vice President & Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	BALANCED HIGH-YIELD FUND I, LTD.,

	By:	ING CAPITAL ADVISORS LLC, as Asset Manager

	By:	/s/ GORDON COOK
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	KATONAH I, LTD.,

	By:	/S/ RALPH DELLA ROCCA

Name: Ralph Della Rocca Title: Authorized Officer Katonah Capital, L.L.C. as Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	KATONAH III, LTD.,

	By:	/S/ RALPH DELLA ROCCA

Name: Ralph Della Rocca Title: Authorized Officer Katonah Capital, L.L.C. as Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	MAPLEWOOD (CAYMAN) LIMITED,

By: David L. Babson & Company Inc., under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

	By:	/S/ GLENN DUFFY

Name: Glenn Duffy Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

	By:	David L. Babson & Company Inc.,
as Investment Adviser

	By:	/S/ Glenn Duffy
Name: Glenn Duffy Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	METROPOLITAN LIFE INSURANCE COMPANY,

	By:	/s/ JAMES R. DINGLER
Name: James R. Dingler
Title: Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	MONY CAPITAL MANAGEMENT INC.,

	By:	/s/ LEONARD MAZLISH
Name: Leonard Mazlish
Title: Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	MORGAN STANLEY PRIME INCOME TRUST,

	By:	/s/ SHEILA A. FINNERTY
Name: Sheila A. Finnerty
Title: Executive Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	NOMURA BOND & LOAN FUND,

	By:	UFJ TRUST COMPANY OF NEW YORK, as Trustee

	By:	NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. Attorney-in-Fact

	By:	/s/ ELIZABETH MACLEAN
Name: Elizabeth MacLean
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	CLYDESDALE CLO 2001-1, LTD.,

	By:	NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as Collateral Manager

	By:	/S/ ELIZABETH MACLEAN Name: Elizabeth MacLean Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	OAK HILL SECURITIES FUND II, L.P.

	By:	Oak Hill Securities GenPar II, L.P. its General Partner
	By:	Oak Hill Securities MGP II, Inc., its General Partner
	By:	/S/ SCOTT D. KRASE Name: Scott D. Krase Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	OCTAGON INVESTMENT PARTNERS II, LLC,

	By:	Octagon Credit Investors, LLC as sub-investment manager

	By:	/S/ MICHAEL B. NECHAMKIN
Name: Michael B. Nechamkin
Title: Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	OCTAGON INVESTMENT PARTNERS III, LTD.,

	By:	OCTAGON CREDIT INVESTORS, LLC, as Portfolio Manager

	By:	/S/ MICHAEL B. NECHAMKIN Name: Michael B. Nechamkin Title: Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	OCTAGON INVESTMENT PARTNERS IV, LTD.,

	By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
	By:	/S/ MICHAEL B. NECHAMKIN Name: Michael B. Nechamkin Title: Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	OCTAGON INVESTMENT PARTNERS IV, LTD.,

	By:	OCTAGON CREDIT INVESTORS, LLC, as Portfolio Manager
	By:	/S/ MICHAEL B. NECHAMKIN Name: Michael B. Nechamkin Title: Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	PILGRIM CLO 1999-1 LTD.,

	By:	ING INVESTMENTS, LLC, as its Investment Manager
	By:	/S/ CHARLES E. LEMIEUX Name: Charles E. LeMieux, CFA Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	ML CLO XII PILGRIM AMERICA (CAYMAN) LTD,

	By:	ING INVESTMENTS, LLC, as its Investment Manager
	By:	/S/ CHARLES E. LEMIEUX Name: Charles E. LeMieux, CFA Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	ING PRIME RATE TRUST,

	By:	ING INVESTMENTS, LLC, as its Investment Manager

	By:	/S/ CHARLES E. LEMIEUX Name: Charles E. LeMieux, CFA Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	STANFIELD CLO, LTD.,

	By:	STANFIELD CAPITAL PARTNERS LLC, as its Collateral Manager

	By:	/S/ CHRISTOPHER A. BONDY Name: Christopher A. Bondy Title: Partner

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	WINDSOR LOAN FUNDING, LIMITED,

	By:	STANFIELD CAPITAL PARTNERS LLC, as its Investment Manager

	By:	/S/ CHRISTOPHER A. BONDY Name: Christopher A. Bondy Title: Partner

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	STANFIELD ARBITRAGE CDO, LTD.,

	By:	STANFIELD CAPITAL PARTNERS LLC, as its Collateral Manager

	By:	/S/ CHRISTOPHER A. BONDY Name: Christopher A. Bondy Title: Partner

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	STANFIELD CARRERA CLO, LTD.,

	By:	STANFIELD CAPITAL PARTNERS LLC, as its Interim Asset Manager
	By:	/S/ CHRISTOPHER A. BONDY Name: Christopher A. Bondy Title: Partner

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	STANFIELD QUATTRO CLO, LTD.,

	By:	STANFIELD CAPITAL PARTNERS LLC, as its Collateral Manager
	By:	/S/ CHRISTOPHER A. BONDY Name: Christopher A. Bondy Title: Partner

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	HAMILTON CDO, LTD.,

	By:	STANFIELD CAPITAL PARTNERS LLC, as its Collateral Manager
	By:	/S/ CHRISTOPHER A. BONDY Name: Christopher A. Bondy Title: Partner

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	SUNAMERICA SENIOR FLOATING RATE FUND INC.,

	By:	STANFIELD CAPITAL PARTNERS LLC, as Subadvisor
	By:	/S/ CHRISTOPHER A. BONDY Name: Christopher A. Bondy Title: Partner

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	AURUM CLO 2002-1 LTD.,

	by:	STEIN ROE & FARNHAM INCORPORATED,
as Investment Manager

	by:	/S/ JAMES R. FELLOWS
Name: James R. Fellows
Title: Sr. Vice President & Portfolio
Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	LIBERTY FLOATING RATE ADVANTAGE FUND,

	By:	STEIN ROE & FARNHAM INCORPORATED, as Advisor

	By:	/S/ JAMES R. FELLOWS Name: James R. Fellows Title: Sr. Vice President & Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:	GALAXY CLO 1999-1 LTD.,

Name of Institution	By:	/S/ W. JEFFREY BAXTER
Name: W. Jeffrey Baxter Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	KZH SOLEIL LLC

	By:	/s/ Joyce Fraser-Bryant
Name: Joyce Fraser-Bryant Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	KZH SOLEIL-2 LLC

	By:	/S/ JOYCE FRASER-BRYANT
Name: Joyce Fraser-Bryant Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	VAN KAMPEN CLO I, LIMITED,

	By:	Van Kampen Investment Advisory Corp., as Collateral Manager

	By:	/S/ SEAN B. KELLEY Name: Sean B. Kelley Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	VAN KAMPEN CLO II, LIMITED,

	By:	Van Kampen Investment Advisory Corp., as Collateral Manager

	By:	/S/ SEAN B. KELLEY Name: Sean B. Kelley Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	VAN KAMPEN PRIME RATE INCOME TRUST,

	By:	Van Kampen Investment Advisory Corp.

	By:	/S/ CHRISTINA JAMIESON Name: Christina Jamieson Title: Vice President

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	VAN KAMPEN SENIOR FLOATING RATE FUND,

	By:	Van Kampen Investment Advisory Corp.

	By:	/S/ DARVIN D. PIERCE Name: Darvin D. Pierce Title: Executive Director

SIGNATURE PAGE TO
AMENDMENT, DATED AS OF
NOVEMBER 6, 2002

To Approve the Amendment:

Name of Institution	VAN KAMPEN SENIOR INCOME TRUST,

	By:	Van Kampen Investment Advisory Corp.

	By:	/S/ CHRISTINA JAMIESON Name: Christina Jamieson Title: Vice President

SCHEDULE 6.05(i)(A)

PLIANT CORPORATION

CREDIT AGREEMENT

Amendment No. 4
November 6, 2002

Section 6.05(i)(A) investments in Joint Ventures and Unrestricted Subsidiaries

Pliant Investment, Inc.	$5,300,000[1]
Alliant Company, LLC	$375,000[2]

1Investment in Pliant Investment , Inc. by Pliant Corporation.

2 Investment in Alliant Company, LLC by Pliant Investment, Inc., an Unrestricted Subsidiary.